SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  November 7, 1996


                         Electronic Hair Styling, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                        0-28174                 68-0301547
(State or other                  (Commission            (IRS Employer
jurisdiction of                 File Number)           Identification
incorporation)                                                Number)


                    One Lovell Avenue, Mill Valley, CA 94941
              (Address of principal executive offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (415) 380-8200






Page 1 of 2 Pages.

423531.1

Item 5.  Other Events.

                  In a press release, dated October 30, 1996, a copy of which is attached hereto as Exhibit 20.1 and the full text of which is incorporated by reference herein, the Registrant announced its financial results for the third quarter ended September 30, 1996.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                           20.1     Press Release dated October 30, 1996.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Electronic Hair Styling, Inc.
                                  (Registrant)



Dated:  November 7, 1996            By:      /s/ Donald E. Porter
                                             --------------------
                                             Donald E. Porter
                                             Vice President









                                                             Page 2 of 2 Pages.


423531.1